FIXED ASSETS (Details) (USD $)	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Total fixed assets		$ 5,398,561	$ 5,301,972
Accumulated Depreciation, Depletion and Amortization, Property, Plant, and Equipment		(2,353,996)	(1,791,483)
FIXED ASSETS, NET	2,697,624	3,044,565	3,510,489
Computer Software, Intangible Asset [Member]
Total fixed assets		4,000	0
Office Equipment [Member]
Total fixed assets		3,069,889	2,984,375
Leasehold Improvements [Member]
Total fixed assets		$ 2,324,672	$ 2,317,597